Filed with the Securities and Exchange Commission on April 29, 2015

1933 Act Registration File No. 333-190020
1940 Act File No. 811-22871

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 5	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒

(Check appropriate box or boxes.)
HCIM Trust
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices) (Zip Code)

1-866-388-6292
(Registrant’s Telephone Number, Including Area Code)

David B. Perkins
Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

WITH A COPY TO:
Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April 30, 2015

HATTERAS DISCIPLINED OPPORTUNITY FUND
      CLASS A: HDOAX       INSTITUTIONAL CLASS: HDOIX

Investment Advisor: Hatteras Funds, LLC

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of contents - HCIM Prospectus

SUMMARY SECTION

HATTERAS DISCIPLINED OPPORTUNITY FUND

Investment Objective
The Hatteras Disciplined Opportunity Fund (the “Fund”) seeks to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 11 of this Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page 27 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.53%	1.53%
Total Annual Fund Operating Expenses	3.03%	2.78%
Less: Expense Reimbursement(2)	(1.03)%	(1.03)%
Total Annual Fund Operating Expenses After Reimbursement	2.00%	1.75%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)
Hatteras Funds, LLC (the “Advisor”) has contractually agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) to the extent necessary to ensure the Fund’s total annual fund operating expenses do not exceed 2.00% and 1.75%  (each, the “Annual Limit”) of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least April 30, 2016. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Annual Limit or the expense limit in place at the time of such reimbursement. This arrangement can be terminated only by, or with the consent of, the HCIM Trust Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in Fund shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$668	$1,275	$1,905	$3,593
Institutional Class	$178	$765	$1,378	$3,034

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective principally by:

●	Buying call options on the S&P 500® Composite Stock Price Index (the “S&P 500 Index”) to create broad market exposure, and

●	buying and writing (selling) additional call and put options on the S&P 500 Index to enhance market returns and reduce market losses.

The Sub-Advisor, as defined below, employs a proprietary “Planned Return Strategy” (“PRS”) to select Fund investments. PRS is based on the Sub-Advisor’s work in Behavioral Finance and is designed to consistently outperform the S&P 500 on a risk-adjusted basis in both rising and declining markets. The Fund is classified as non-diversified. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.

The Acertus Planned Return Strategy
PRS is implemented through the purchase of a rolling series of tranches of call and put options, each delivering a formulaic return over its term. The rolling series of tranches and formulaic tranche returns are explained further below.

Rolling Series of Tranches
The Fund generally invests in a series of 12 rolling “tranches” of call and put options, with each tranche having approximately a 12-month term. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months.

The rolling nature of the tranches creates diversification of investment time period and market level compared to the risk of buying or selling investments at any one time.

The Fund expects that its assets will generally be invested evenly across the tranches, such that the average time to expiration of the Fund’s options will be approximately six months.

Formulaic Tranche Returns
Options purchase decisions are made based upon a targeted formulaic return for each tranche over its term. The formula is determined by the Sub-Advisor’s analysis of historic market movements and the likelihood of delivering an attractive risk-adjusted rate of return in different market conditions. The formula dictates a desired level of downside protection and an enhanced market return multiple with the price of options determining the maximum return that a tranche can deliver over its term. Each tranche is intended to be held until the expiration date of its options. Effectively, the formulaic structure amounts to (a) giving up a potential higher return in exchange for return enhancement up to the maximum return and (b) buying limited downside protection at the cost of steeper losses if the S&P 500 Index declines past the specified limit.

For example, a given tranche may be constructed by purchasing a call option on the S&P 500 Index to gain market exposure, along with buying and writing (selling) put options on the S&P 500 Index to protect against a 10% decline in the S&P 500 Index (“downside protection”), with a loss of 1.15 times any S&P 500 Index decline beyond 10%. In addition, call options may be purchased or written (sold) on the index to double the S&P 500 Index’s gains up to a maximum return of 12% with no additional gains beyond 12%.

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of maximum return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower maximum returns while maintaining the desired level of downside protection. Therefore, the tranches may allow for higher maximum returns from market lows while maintaining downside protection at market highs.

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The Fund generally intends to utilize FLexible EXchange® Options (“FLEX Options”), which are customized option contracts available through the Chicago Board Options Exchange (“CBOE”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities.

Tranches of options only deliver their formulaic return if held until their expiration. Fund performance will equal the value and time weighted average of the individual market valuations for each of the options in all of the tranches held for the intended period, plus the performance of any cash or other securities held in the account, less management fees and other costs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

●
Derivative Securities Risk: The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

●
FLEX Options Risk: The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC.  The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

●	Management Risk: The Fund’s success will depend on the management of the Sub-Advisor (as defined below) and on the skill and acumen of the Sub-Advisor’s personnel.

●
Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

●
Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic, political or other occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.  A decline in the value of the securities of a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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Performance
The bar chart and performance table below illustrate the performance of the Fund’s Institutional Class shares for its first full calendar year ended December 31, 2014. The information provides an indication of some of the risks of investing in the Fund.  The bar chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hatterasfunds.com or by calling the Fund toll-free at 1-877-569-2382.  Performance is not shown for the Fund’s Class A shares because the Fund’s Class A shares do not have annual returns for a full calendar year.

During the period of time shown in the bar chart, the Fund’s Institutional Class shares’ highest quarterly return was 2.09% for the quarter ended June 30, 2014 and the lowest quarterly return was 0.20% for the quarter ended September 30, 2014.

Average Annual Total Returns
For the Periods Ended December 31, 2014
	One Year	Since Inception (12/31/2013)
Institutional Class
Return Before Taxes	4.56%	4.56%
Return After Taxes on Distributions(1)	4.00%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	3.01%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	13.69%	13.69%

(1)
After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor: Hatteras Funds, LLC is the investment advisor of the Fund.
Investment Sub-Advisor: Acertus Capital Management, LLC is the investment sub-advisor of the Fund.

Portfolio Managers: The Fund is managed by the following co-portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Mitchell D. Eichen	Since Inception (2013)	Acertus, Strategic Advisor
Glenn A. Myers	Since Inception (2013)	Acertus, President and Chief Operating Officer
John Longo, CFA	Since Inception (2013)	Acertus, Chief Investment Officer
Erman K. Civelek, CFA, CAIA, CFP	Since Inception (2013)	Acertus, Senior Vice President Investment Strategist

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Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hatteras Disciplined Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Class A and Institutional Class shares, see “How to Purchase Shares.”

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus has information you should know before investing. Please read it carefully and keep it with your investment records.

This Prospectus describes the Hatteras Disciplined Opportunity Fund, which is currently offered by HCIM Trust (the “Trust”). Hatteras Funds, LLC (the “Advisor”) serves as the investment advisor of the Fund. Acertus Capital Management, LLC (the “Sub-Advisor”) serves as the sub-advisor of the Fund.

Investment Objective
The Fund seeks to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets. The Fund’s investment objective is not fundamental and therefore may be changed without shareholder approval. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

Additional Information about the Fund’s Principal Investment Strategy and Risks
The Fund expects to utilize FLEX Options, the value of which may be linked to broad-based securities indices (such as the S&P 500®) or proxies for such indices (such as ETFs that track the S&P 500®) (an “Index Proxy”). The value of an Index Proxy is subject to change as the values of the component securities of the reference index fluctuate. An Index Proxy for a broad-based securities index may not exactly match the performance of the reference index due to cash drag, differences between the portfolio of the Index Proxy and the components of the reference index, expenses and other factors. Certain options on an Index Proxy may not qualify as “section 1256 contracts” under section 1256 of the Internal Revenue Code of 1986, as amended, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

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An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any decline in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds. If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.

The Fund may sell “covered” or “naked” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered naked if the above criteria are not satisfied.

Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered naked if the above criteria are not satisfied. The Fund’s ability to write naked call or put options may be limited by margin requirements and other federal securities rules or regulations.

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OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the index or the individual security linked to the option, changes in interest rates, changes in the actual or perceived volatility of the index or individual security linked to the option and the remaining time to the option’s expiration, as well as trading conditions in the options market.

SHARE CLASSES

The Fund issues its shares in multiple classes: Class A and Institutional Class.  Institutional Class shares are offered at net asset value (“NAV”) per share without a front-end sales charge, shareholder servicing fee, Rule 12b-1 fee or contingent deferred sales charge. Class A shares are offered at NAV per share with a front-end sales charge of up to 4.75% and a contingent deferred sales charge of up to 1.00%. The Class A shares are also issued with an annual Rule 12b-1 fee of 0.25%. The Class A shares do not charge a shareholder servicing fee.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to the Fund’s shareholders and in the quarterly holdings report on Form N-Q. A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end will be available on the Fund’s website at hatterasfunds.com/library/funds within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the Fund’s website until updated with required regulatory filings with the U.S. Securities and Exchange Commission (“SEC”). The Annual and Semi-Annual Reports will be available when published by contacting HCIM Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701, or calling 1-877-569-2382.

INVESTMENT ADVISOR

Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Effective June 30, 2014, the Advisor, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Capital Investment Management, LLC (“HCIM”), the Fund’s prior investment manager, and assumed certain liabilities of HCIM (the “Purchase”). The Purchase resulted in a change in control of HCIM and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended, of the existing investment management agreement between HCIM and the Fund. The existing investment management agreement automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Purchaser and the Fund that was approved by the initial shareholder of the Fund.

Subject to the authority of the Trust’s Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor invests the assets of the Fund according to its investment objective, policies and restrictions. The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund at an annual rate of 1.25%. A discussion of the factors that the Board of Trustees considered in approving the Advisory Agreement is available in the Fund’s Annual Report dated December 31, 2013.

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For the fiscal year ended December 31, 2014, the Advisor earned management fees equal to an annual rate of 1.25% of the Fund’s average daily net assets.

Fund Expenses. Pursuant to an expense limitation and reimbursement agreement between the Advisor and the Trust, the Advisor has contractually agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) to the extent necessary to ensure the Fund’s total annual fund operating expenses do not exceed 2.00% and 1.75%  (each, the “Annual Limit”) of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least April 30, 2016. Any reimbursement of the Fund’s expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. The Advisor is permitted to recoup expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees of the Trust. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

The Advisor and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Fund and other funds managed by the Advisor or its affiliates. These payments are made out of the Advisor’s, and/or its affiliates’, own assets and are not an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Fund over other investment options. You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.

INVESTMENT SUB-ADVISOR

Acertus Capital Management, LLC, 465 South Street, Suite 304, Morristown, NJ 07960, has been selected as the Fund’s sub-adviser. Acertus Capital Management, LLC is a wholly owned subsidiary of Beacon Trust Company (“Beacon”). Beacon is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc.

The Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act and manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Trust’s Board of Trustees. The Sub-Advisor is responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the purchase, retention and sale of securities in the Fund’s investment portfolio. A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the Sub-Advisor’s investment advisory agreement will be available in the Fund’s Semi-Annual Report for the period ending June 30, 2015.

The Advisor pays the Sub-Advisor a monthly fee based upon the average daily net assets of the Fund at an annual rate, out of the 1.25% management fee paid to the Advisor by the Fund pursuant to the Advisory Agreement. The Fund is not responsible for the payment of this Sub-Advisory fee.

PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Mitchell D. Eichen, J.D., LL.M. – Strategic Advisor
Mr. Eichen is the founder and former CEO of Acertus Capital Management, LLC and its sister firm, The MDE Group, a wealth management firm, for which he has served as CEO since 1987. Mr. Eichen has an LL.M. in taxation from the New York University School of Law Graduate Division and a J.D. from Georgetown University Law Center. Prior to 1987, Mr. Eichen was an officer and Senior Financial Counselor for The Bank of New York’s Personal Financial Counseling Department. Previously, Mr. Eichen practiced tax, trust, and estate law for Shanley & Fisher, P.C. (now Drinker, Biddle & Reath LLP), in Morristown, New Jersey.

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Glenn A. Myers, J.D. - President and Chief Operating Officer
Mr. Myers is President and Chief Operating Office of the Sub-Advisor and is responsible for the firm’s management. He joined the Sub-Advisor when it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Myers was employed with The MDE Group, a wealth management firm, since 1991. Mr. Myers received his J.D. from Rutgers School of Law and is a member of the New Jersey Bar. He graduated cum laude with a B.S. in finance and a minor in computer science from Rutgers University and Rutgers School of Business.

John Longo, PhD, CFA – Chief Investment Officer
Mr. Longo joined the Sub-Advisor when it was formed in 2011 and chairs the Sub-Advisor’s Investment Committee. He plays a key role in contributing toward the firm’s macroeconomic view. Mr. Longo is also a Professor of Practice in the Finance & Economics Department at Rutgers Business School and has taught in the school’s undergraduate, MBA, Executive MBA, and International Executive MBA programs for more than 15 years. He is a member of the Editorial Board of The Journal of Performance Measurement. He is author/editor of Hedge Fund Alpha: A Framework for Generating and Understanding Investment Performance. Prior to joining the Sub-Advisor, Mr. Longo was employed with The MDE Group since 2002. In early 2000, Mr. Longo formed Cyborg Capital Management (“Cyborg”), a hedge fund management and investment consulting firm. Prior to forming Cyborg, Mr. Longo spent three years at Merrill Lynch & Co. (“Merrill”) where he was a Vice President in their Management Science Group. At Merrill, Mr. Longo played an instrumental role in creating and managing investment strategies for the Strategy Power product. He has appeared on CNBC, Bloomberg (TV and Radio) and Fox Business. Mr. Longo holds Ph.D. and M.B.A. degrees in finance and a B.A. degree with a double major in computer science and economics, from Rutgers University and Rutgers School of Business and is a Chartered Financial Analyst (CFA).

Erman K Civelek, CFA, CAIA, CFP – Senior Vice President, Investment Strategist
Mr. Civelek oversees the systematic implementation of all Acertus Investment Solutions. He also contributes to the evaluation and design of the strategies relative to maximizing the structure of formulaic return enhancement and risk control. Mr. Civelek has been with the Sub-Advisor since it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Civelek was employed with The MDE Group since 1997. Mr. Civelek graduated summa cum laude with a B.A. in economics from Rutgers University is a Chartered Financial Analyst (CFA) charter holder. He also holds the Chartered Alternative Investment Analyst (CAIA) degree and is a CFP® professional.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the NYSE on each day it is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day. If events occur during the course of a day on which the Fund determines its NAV per share which, in the opinion of the Advisor or Sub-Advisor, as applicable, materially affect the value of one or more portfolio securities, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees. Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor or Sub-Advisor, as applicable, to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

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Options contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, options not listed for trading on a securities exchange or board of trade for which OTC market quotations are readily available shall be valued at the mean of the current bid and asked prices. Total return index swaps shall be valued based on the relevant index value as of the close of regular trading on the NYSE.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or Sub-Advisor as applicable, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or Sub-Advisor as applicable, to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

FLEX Options are valued by an independent third party pricing service, which uses an equity option valuation model.  The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index,  the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Fund’s Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

HOW TO PURCHASE SHARES

Certain individuals may purchase Fund shares at NAV per share by sending a completed account application to one of the following addresses:

Regular Mail	Express/Overnight Mail
Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the United States Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s Transfer Agent (as defined herein).

Institutional Class Shares
Institutional Class shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor (the “Distributor”) or for investment plans such as “wrap accounts” which have entered into an agreement with the Fund’s Distributor. For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

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Class A Shares
Class A shares of the Fund are retail shares that require you to pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. In addition, Class A share purchases of $1 million and more may be subject to a contingent deferred sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge is determined as follows:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares of the Fund over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares of the Fund. As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above. Any applicable CDSC on Class A shares of the Fund will be based on the lower of cost or current market value.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions.

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Account Reinstatement: You pay no sales charges on Class A shares of the Fund you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption. To reinvest in Class A shares of the Fund at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary at the time of the transaction.

Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. The Fund will hold in escrow shares equal to approximately 4.75% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Rights of Accumulation (“ROA”): You may combine the value at the current public offering price of Class A shares of the Fund with a new purchase of Class A shares to reduce the sales charge on the new purchase. The sales charge for the new Class A shares will be figured at the rate in the table above that applies to the combined value of your currently owned Class A shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares of the Fund at NAV without a sales charge:

●	Current and retired employees, directors/trustees and officers of:
	o	The Trust;
	o	The Advisor, Sub-Advisor and their affiliates; and
	o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

●	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor, Sub-Advisor and their affiliates.

●	Current employees of:
	o	The Transfer Agent;
	o	Broker-dealers, (including their affiliates) who act as selling agents for the Fund/Trust; and
	o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Fund’s website: hatterasfunds.com/funds.

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Distribution and Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Service Plan or “Rule 12b-1 Plan”. Under the Rule 12b-1 Plan, Class A shares pay a distribution fee of 0.25% of the average daily net assets of the class to the Fund’s Distributor or certain other third parties to finance any activity that is principally intended to result in the sale of Class A shares.

Since the Fund’s assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Minimum and Additional Investment Amounts
The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any account application to purchase shares. After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement or a note stating the name(s) on the account and the account number, to the above address.

Waiving Your Initial Minimum Investment
The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:

●	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
●	Employees of the Advisor and its affiliates and their families.
●	Employees benefit plans sponsored by the Advisor.
●	Certain wrap programs offered by financial intermediaries.
●	Trustees of the Fund and their families.
●	Institutional clients of the Advisor.

The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Fund shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Make all checks payable to the name of the Fund. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received, your check does not clear or your electronic funds transfer via Automated Clearing House (“ACH”) is rejected, your purchase will be canceled. The Fund is unable to accept post-dated checks, or any conditional order or payment. In addition to any loss sustained by the Fund, a $25.00 charge may be imposed if your check does not clear. Fund shares have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Shares are held in street name for the owners. The Fund reserves the right to reject any purchase in whole or in part.

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The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase Fund shares through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share next determined after the Fund receives your account application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund;
●	the dollar amount of shares to be purchased;
●	a completed account application or investment stub; and
●	check payable to the name of the Fund.

Purchase through Brokers
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the relevant Fund’s NAV per share next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Brokers are responsible for placing orders promptly with the Fund and for forwarding payment promptly, as well as ensuring that you receive copies of this Prospectus. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Telephone Purchase
Investors may purchase additional Fund shares by calling 1-877-569-2382. If you accepted this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have submitted a voided check to establish banking information on your account prior to making a purchase. Your shares will be purchased at the NAV per share calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

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Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA No. 075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:	(fund name)
(your name or the title on the account)
(your account #)

Initial Investment – By wire
If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. Please contact the Fund’s Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile. Upon receipt of your completed account application, the Transfer Agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at 1-877-569-2382. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Fund’s Transfer Agent. Your bank may charge you a fee for sending a wire payment to the Fund. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

Automatic Investment Plan
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers. After making the required initial investment, you may elect to make subsequent investments by transfers on specified days of each month into your established Fund account. Your account application must be received 15  calendar days prior to the initial transaction. Please contact the Fund at 1-877-569-2382 for more information about the Fund’s Automatic Investment Plan. Shareholders should notify the Fund’s Transfer Agent of any changes to their Automatic Investment Plan at least five business days prior to the effective date. The Automatic Investment Plan must be implemented with a financial institution that is a member of the ACH. The Fund is unable to debit mutual fund or “pass through” accounts. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Retirement Plans
You may purchase Fund shares for your individual retirement plans. Please call the Fund at 1-877-569-2382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business at their next calculated NAV per share, minus any applicable contingent deferred sales charge, either directly to the Fund or through your investment representative.

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your Fund shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail	Express/Overnight Mail
Hatteras Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Redeeming by Telephone
If you accepted telephone options on your account application, you may redeem Fund shares having a value of up to $100,000 by telephone. The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt. The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s Transfer Agent’s records. There is a $15 charge for each wire. There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days. To redeem by telephone, call 1-877-569-2382. IRA accounts are not redeemable by telephone.

If you decline the options, but wish to add them at a later time, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. None of the Fund, U.S. Bancorp Fund Services, LLC, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

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Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments. Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the ACH network to your pre-determined bank account. This service may be terminated or modified by the Fund at any time. A withdrawal under the SWP involves redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Fund’s Transfer Agent no later than five days before the next scheduled withdrawal. If you wish to open a SWP, please indicate on your account application or contact the Fund at 1-877-569-2382.

When Redemptions are Sent
Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request. Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption. If you purchase Fund shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 calendar days).

Good Order
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, indicating the number of Fund shares or dollar amount to be redeemed;
●	The request must identify your account number;
●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Fund’s Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

●	if ownership is being changed on your account;
●	when redemption proceeds are payable or sent to any person, address or bank account not on record;
●	if a change of address request was received by the Transfer Agent within the last 30 calendar days; and/or
●	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

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Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantee.

Retirement Plans
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% back-up withholding tax.

Redeeming through Broker
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance for the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed. This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio managers’ attempts to achieve the Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading practices, using fair value pricing, as determined by the Board of Trustees, when the Advisor or Sub-Advisor, as applicable, determines current market prices are not readily available. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if it believes that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Distributor, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provides the Fund with certain shareholder and identity trading information so that the Fund can enforce their market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor or Sub-Advisor, as applicable, does not represent fair value. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain in December of each year. Distributions by the Fund will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, distributions will consist primarily of short-term capital gains, which are taxable as ordinary income, and under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January. Each year, the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Your redemptions may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

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A 3.8% “Medicare Tax” is imposed on “net investment income” for non-corporate taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The tax treatment of certain futures contracts and listed non-equity options which may be written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from those contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

This summary only refers to shareholder federal income tax considerations applicable to shareholders who are United States persons and is not intended to be and should not be construed to be legal or tax advice to any current holder of Fund shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

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FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for each fiscal year since the Fund’s inception. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Fund’s financial statements. The Fund’s financial statements for the fiscal year ended December 31, 2014 have been audited by Cohen Fund Audit Services, Ltd. (the “Auditor”), the Fund’s independent registered public accounting firm. The Auditor’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report dated December 31, 2014, which is available upon request. Because Class A shares of the Fund did not commence operations until December 31, 2014, there is no financial highlights table for the Fund’s Class A shares.

Institutional Class
Hatteras Disciplined Opportunity Fund	For the Year Ended December 31, 2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.00
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.21)
Net realized and unrealized gain on investments and foreign currency	0.67
Total Gain from Investment Operations	0.46
Less Dividends and Distributions:
Net realized gains	(0.23)
Total Dividends and Distributions	(0.23)

Net Asset Value, End of Year	$10.23

Total Return	4.56%

Ratios/Supplemental Data:
Net assets (000’s omitted), end of year	$33,929
Ratio of expenses to average net assets:	2.08%(3)
Ratio of net investment loss to average net assets:	(2.08)%
Portfolio turnover rate	29%
(1)  Information presented relates to a share of capital stock outstanding for the entire period.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3) Amount presented is net of waiver. For the year ended December 31, 2014, the ratio of expenses gross of waiver is 2.78%.

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HATTERAS DISCIPLINED OPPORTUNITY FUND

Advisor	Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615

Distributor	Hatteras Capital Distributors, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615

Sub-distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Fund is included in the SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. The SAI is available free of charge on the Fund’s website at hatterasfunds.com.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. The Fund’s Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. These reports are available free of charge on the Fund’s website at hatterasfunds.com.

To obtain free copies of these documents or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-569-2382. You may also write to:

Hatteras Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of the Fund’s reports and other information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No: 811-22871

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HATTERAS DISCIPLINED OPPORTUNITY FUND
CLASS A: HDOAX     INSTITUTIONAL CLASS: HDOIX

A series of HCIM Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Hatteras Disciplined Opportunity Fund (the “Fund”) dated April 30, 2015, offering the following share classes: Class A and Institutional Class (the “Prospectus”), and the annual report of the Fund for the fiscal year ended December 31, 2014 copies of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-569-2382. The financial statements and notes contained in the annual report are incorporated by reference into this SAI. No other parts of the annual report are incorporated by reference herein.

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THE TRUST

HCIM Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on May 13, 2013. The Trust currently offers one series of shares to investors, Hatteras Disciplined Opportunity Fund (the “Fund” or “Disciplined Fund”). The Fund is classified as a non-diversified series of the Trust. The Trust may start other series and offer shares of a new fund under the Trust at any time.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest (the “Shares”). Shares of each series of the Trust have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series. Shareholders of each Class of the Fund (as described below) will vote separately on matters pertaining to that Class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Shareholders may purchase shares of the Fund through separate classes. The Fund offers its shares in two classes: Class A and Institutional Class. The various classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the 1940 Act, the Fund may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of the Fund represents an equal proportionate interest in the Fund.

The Board of Trustees may decide to offer additional classes of shares in the future.  If additional classes of shares of the Fund are offered, to the extent permitted under the 1940 Act, the Fund may provide for variations in costs among the classes.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to the Fund are allocated by or under the direction of the Board of Trustees, which may, for instance, allocate such expenses on the basis of relative net assets, the number of shareholders or equally across the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

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INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or

(2)	more than 50% of the Fund’s outstanding shares.

The following investment restrictions apply to the Fund and provide that the Fund may not:

(1)
Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.

(2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).

(4)
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(5)
Borrow money, except that, to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

(6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

(8)
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Fund without obtaining shareholder approval. These non-fundamental investment restrictions provide that:

(1)
The Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

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If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter. The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

INVESTMENT POLICIES

A more detailed discussion of some of the investment strategies and securities described in the Prospectus (see “Investment Objective, Principal Investment Strategies, Policies and Related Risks”) appears below:

Borrowing. The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may enter into certain derivative transactions such as certain options, forwards or swap transactions, which include elements of economic leverage. However, to the extent that the Fund segregates liquid assets to cover its exposure or otherwise offsets its obligations in accordance with SEC guidance, such transactions will not be treated as borrowings by the Fund.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Commercial Paper. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

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Corporate Debt Securities. The Fund may invest in fixed-income securities of any maturity including fixed income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s or Moody’s. Bonds rated below BBB by Standard & Poor’s or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both Standard & Poor’s and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

Cyber Security Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Trust or its Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investment in such companies to lose value.

Equity Securities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities” below.

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To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Equity Swap Agreements. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Futures and Options on Futures. The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed below). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

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At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in a segregated account with its custodian.

Government Obligations. U.S. Government obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Investment Company Securities. Subject to applicable law, the Fund may invest up to 100% of its assets in shares of affiliated or non-affiliated investment companies. The Fund may also invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

The Fund’s investment in other investment companies may consist of shares of exchange-traded funds (“ETFs”). ETFs are securities the value of which either tracks a well-known securities index or basket of securities or is determined based on the ETF’s portfolio of assets that are actively managed by the ETF’s investment advisor. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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Options Transactions. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;
●	disruptions in the markets for underlying instruments could result in losses for options investors;
●	imperfect or no correlation between the option and the securities being hedged;
●	the insolvency of a broker could present risks for the broker’s customers; and
●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

In order to secure its obligations in connection with options transactions, the Fund will either enter into offsetting transactions or set aside cash or readily marketable securities.

Over-the-Counter Transactions. As part of its portfolio strategy, the Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers.

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As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

FLEX Options. The Fund may invest in Flexible Exchange Options (“FLEX Options”) which are customized index option contracts made available by the Chicago Board Options Exchange (“CBOE” or the “Exchange”).   FLEX Options allow the Fund to customize contract terms to more closely match the requirements of the investment strategy, versus what could be obtained by using standardized exchange-traded options.    FLEX Options minimize counterparty credit risk, as the Options Clearing Corporation (the “OCC”, or the “Clearinghouse”) is the issuer and guarantor of all FLEX Options contracts.

The FLEX Options utilized by the Fund generally have terms ranging from 1 to 12 months and are based upon the returns of a broad-based securities index (such as the S&P 500®) or a proxy for such index (such as an ETF that tracks the S&P 500®).  As with more traditional options, FLEX Options are derivative instruments that allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the FLEX Option.

FLEX Options are cash-settled instruments. Upon the expiration of an in-the-money FLEX Option, the Fund receives a cash payment from the Clearinghouse, which is based on difference in the value of the index and predetermined strike price.  FLEX Options that expire out-of-the-money will expire worthless and at no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.  FLEX Options may also be sold prior to their expiration date, through open-outcry trading on the trading floor of the Exchange.

Privately Negotiated Options. The Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the portfolio managers in accord with the Fund’s Investment Objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the portfolio managers expect to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the Premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

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Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Board, including a majority of the Independent Trustees. Neither the Advisor nor the Fund will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor nor the Fund will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain
The Fund decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”). The Fund purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

Example B - Hypothetical Loss
The Fund purchases a Private Option under the terms described above. However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Short Sales. The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Fund will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short, less margin premiums on deposit with the broker.

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Writing Covered Call Options. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Temporary Investments. The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The Fund may invest temporarily a substantial portion of its assets in:

▪	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

▪
commercial paper rated A-1 by S&P or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

▪	repurchase agreements.

To the extent the Fund invests in these temporary investments, the Fund may not reach its investment objective.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), which has been filed with the U.S. Securities and Exchange Commission and is available upon request. The Board of Trustees consists of eight individuals, six of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise stated, the address of each Trustee and officer is c/o Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615. Each Trustee and officer serves an indefinite term until such successor is appointed or elected by the Trustees or Fund shareholders, as applicable.

Independent Trustees
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Joseph E. Breslin Born: 1953	Trustee and Chairman	Indefinite Term since 2013	Consultant (2009 to present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009).	19
Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to  present (8 portfolios); Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to present (5 portfolios); Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to present.

H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2013	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	19	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to present.

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Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Thomas Mann Born: 1950	Trustee	Indefinite Term since 2013	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19
Director, F-Squared Investments, Inc. from 2012 to present; Director, Virtus Global Multi-Sector Income Fund from 2011 to present; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to present; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to present.

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2013	Principal, Holden, Moss, Knott, Clark, & Copley, P.A., accountants and business consultants (1996 to present); Member Manager, HMKCT Properties, LLC (1996 to present).	19	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to present.

Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2013	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	19	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to present.

Joseph Velk Born: 1960	Trustee	Indefinite Term since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	19	Trustee, HCIM Trust (mutual fund) from 2014 to present.

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Interested Trustee
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Peter M. Budko* Born: 1960	Trustee	Indefinite Term since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to present); Director, ARC Realty Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).	19	Director, ARC Realty Finance Trust, Inc. from 2013 to present; Director, RCS Capital Corp from 2013 to present.

David B. Perkins* Born: 1962	Trustee and President	Indefinite Term since 2013	Chief Executive Officer, Hatteras Funds, LLC (2014 to present); Chairman and Managing Principal, Hatteras Funds (2003 to 2014).	19	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013.

*	Messrs. Perkins and Budko are each an “interested” Trustee because of their affiliation with the Advisor.
**
The term “fund complex” refers to: the Trust (consisting of one fund), Underlying Funds Trust (consisting of five funds), Hatteras Alternative Mutual Funds Trust (consisting of five funds), Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras Master Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P.

Officers
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Lance Baker Born: 1971	Treasurer	Indefinite Term since 2013
Chief Financial Officer, Hatteras Funds, LLC from 2014 to present; Chief Financial Officer, Hatteras Capital Investment Management, LLC (“HCIM”) from 2008 to 2014, Chief Financial Officer, Hatteras Alternative Mutual Funds, LLC (“HAMF”) from 2009 to 2014.

Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2013	Chief Compliance Officer, Hatteras Funds, LLC from 2014 to present; Chief Compliance Officer, HCIM from 2008 to 2014, Chief Compliance Officer, HAMF from 2009 to 2014.
J. Michael Fields Born: 1973	Secretary	Indefinite Term since 2013	Chief Operating Officer, Hatteras Funds, LLC from 2014 to present; Chief Operating Officer, HCIM from 2003 to 2014, Chief Operating Officer, HAMF from 2009 to 2014.

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The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Joseph E. Breslin. Mr. Breslin has been a Trustee and Chairman of the Board since inception in 2013. He has over 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company. He currently serves as a director and trustee of unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes. Mr. Holmes has been a Trustee since inception in 2013. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 40 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann. Mr. Mann has been a Trustee since inception in 2013. He has 40 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank.

Steve E. Moss. Mr. Moss has been a Trustee since inception in 2013. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

Greg Sellers. Mr. Sellers has been a Trustee since inception in 2013. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Joseph Velk. Mr. Velk has been a Trustee since 2014. He has over 25 years of experience in venture capital investing and investment consulting, and has held positions as an executive in private companies in the investment management industry. He is currently the managing member of a venture capital investment firm.

Peter M. Budko. Mr. Budko has been a Trustee since 2014. Mr. Budko has over 20 years of experience in capital markets and investment banking. He is currently a partner of an investment advisory firm and the Chief Executive Officer of an SEC-registered investment adviser. He also serves as a director of other entities unaffiliated with the Fund Complex and is a director of the Advisor’s ultimate parent company.

David B. Perkins.  Mr. Perkins has been a Trustee and President of the Trust since 2013.  In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins is also the Chief Executive Officer of the Advisor and was the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities from September 2003 to 2014.  Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

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Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Chairman of the Board of Trustees, Mr. Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers. The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities. In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Board Committees
Audit Committee
The members of the Audit Committee of the Board of Trustees are Messrs. Breslin, Holmes, Mann, Moss, Sellers and Velk, each an Independent Trustee. Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Trust’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and met three times during the fiscal year ended December 31, 2014.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the U.S. Securities and Exchange Commission on behalf of the issuer (the issuer attorneys). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Messrs. Breslin, Holmes, Mann, Moss, Sellers and Velk, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2014.

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Valuation Committee
The members of the Valuation Committee of the Board of Trustees are Messrs. Breslin, Holmes, Mann, Moss, Sellers and Velk, each an Independent Trustee, and Mr. Baker and Ms. Candi Hughes, each of the Advisor. Mr. Mann is the chairperson of the Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee met four times during the fiscal year ended December 31, 2014.

Compensation
Each Trustee who is not affiliated with the Trust or the Advisor receives an annual retainer in the amount of $10,000 per year, as well as reimbursement for any reasonable expenses incurred as a result of attending the meetings. “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation for the Trustees for the fiscal year ended December 31, 2014. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Independent Trustees:
Joseph E. Breslin	$10,000	$0	$0	$87,000
H. Alexander Holmes	$10,000	$0	$0	$87,000
Thomas Mann	$10,000	$0	$0	$87,000
Steve E. Moss	$10,000	$0	$0	$87,000
Gregory S. Sellers	$10,000	$0	$0	$87,000
Joseph Velk	$5,000	$0	$0	$43,500
Interested Trustees:
Peter M. Budko	$0	$0	$0	$0
David B. Perkins	$0	$0	$0	$0
(1)
The term “fund complex” refers to: the Trust (consisting of one fund), Underlying Funds Trust (consisting of five funds), Hatteras Alternative Mutual Funds Trust (consisting of five funds), Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras Master Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. The Trustees received their total compensation from the Advisor with regard to the Underlying Funds Trust and Hatteras Alternative Mutual Funds Trust and directly from the funds with regard to each other entity, including the Trust.

Management Ownership
The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee as of the calendar year ended December 31, 2014.

Name of Person/Position	Dollar Range of Equity Securities owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
Joseph E. Breslin	None	None
H. Alexander Holmes	None	None
Thomas Mann	None	None
Steve E. Moss	Over $100,000	Over $100,000
Gregory S. Sellers	None	None
Joseph Velk	None	None
Peter M. Budko	None	None
David Perkins	Over $100,000	Over $100,000
*	The Family of Investment Companies includes each series of the Trust.

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As of the date of this SAI, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s principal underwriter, or an affiliate of the Advisor, Sub-Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Fund’s principal underwriter or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Sub-Advisor, the Fund’s principal underwriter or any affiliate thereof was a party.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling shareholder of the Fund may be able to control the outcome of any proposal submitted to Fund shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.  As of March 31, 2015, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Hatteras Disciplined Opportunity Fund, Institutional shares
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC febo our customers 499 Washington Blvd. Jersey City, NJ 07310-2010	3,288,913.470	93.267%	Record

Hatteras Disciplined Opportunity Fund, Class A shares
Name and Address	Number of Shares	% Ownership	Type of Ownership
Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520 a Delaware limited liability company, the investment advisor to the Fund, and a wholly-owned subsidiary of RCS Capital Holdings, LLC	977.517	100%	Beneficial

INVESTMENT ADVISOR AND SUB-ADVISOR

Investment Advisor and Advisory Agreement
Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, the Fund’s Investment Advisor (the “Advisor”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a wholly-owned subsidiary of RCS Capital Holdings, LLC which is an operating subsidiary of RCS Capital Corporation, a publicly traded company. On June 30, 2014, the Advisor acquired substantially all of the assets and assumed certain liabilities of the Fund’s prior investment adviser, Hatteras Capital Investment Management, LLC, which had managed the Fund since its inception. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Disciplined Fund at the annual rate of 1.25%.

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Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor:

(1)	manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective,

(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Advisor,

(3)	provides the Custodian of the Fund’s securities on each business day with a list of trades for that day, and

(4)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

The Trust and/or the Advisor may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the Adviser delegates any or all of its duties as listed.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

For the fiscal year ended December 31, 2014, the Advisor (and, for the period prior to June 30, 2014, Hatteras Capital Investment Management, LLC) received the following fees for investment advisory services from the Fund:

2014
Total Management Fees Accrued	$265,845
Management Fees Waived	$149,335
Net Management Fees Paid to Advisor	$116,510

Investment Sub-Advisor and Sub-Advisory Agreement
The Advisor and the Fund have entered into a sub-advisory agreement with Acertus Capital Management, LLC (“Acertus” or the “Sub-Advisor”) to manage the Fund. Acertus is located at 465 South Street, Suite 304, Morristown, NJ 07960, and is registered as an investment adviser under the Advisers Act. Acertus is a wholly owned subsidiary of Beacon Trust Company (“Beacon”). Beacon is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc., a publicly held company. Acertus provides portfolio management services to individually managed accounts for individuals, including high net worth individuals, and other investment advisers.

The Sub-Advisory Agreement provides that the Sub-Advisor will formulate and implement a continuous investment program for the Fund in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor, subject to the supervision and control of the Advisor, determines in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and places orders with and gives instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.

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The Sub-Advisory Agreement will continue in effect from year to year after the initial two year period, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

For the three most recent fiscal years (or periods since the Fund’s inception), the Sub-Advisor received the following fees from the Advisor (and, for periods prior to June 30, 2014, Hatteras Capital Investment Management, LLC) for investment advisory services to the Disciplined Fund:

Fiscal Year Ended December 31, 2014
$65,688

Portfolio Managers
The following section provides information regarding each portfolio manager’s compensation, other accounts managed (excluding the Fund), material conflicts of interests, and any ownership of securities in the respective Fund. Each portfolio manager or team member is referred to as a portfolio manager below.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in the tables below is as of December 31, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Mitchell D. Eichen	0	$0	2	$276 million	239	$216 million
Glenn A. Myers	0	$0	2	$276 million	239	$216 million
John Longo, CFA	0	$0	2	$276 million	239	$216 million
Erman K Civelek, CFA, CAIA, CFP	0	$0	2	$276 million	239	$216 million

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Mitchell D. Eichen	0	$0	0	$0	0	$0
Glenn A. Myers	0	$0	0	$0	0	$0
John Longo, CFA	0	$0	0	$0	0	$0
Erman K Civelek, CFA, CAIA, CFP	0	$0	0	$0	0	$0

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Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.

The Sub-Advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of the Sub-Advisor who manage other investment accounts in addition to the Fund may be presented with potential conflicts.

Any material conflicts of interest which may arise in connection with the Sub-Advisor’s management of the Fund’s investments and the management of the investment of other accounts are address primarily through the Sub-Advisor’s allocation policies. The Sub-Advisor attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.

Compensation Structure and Methods
The compensation of the portfolio managers for the Fund may include a fixed annual salary, a bonus plan and may include equity ownership of the Sub-Advisor. Compensation levels, including base salary, may be contractually fixed with the Sub-Advisor.

Securities Owned in the Fund by Portfolio Managers.
As of December 31, 2014, the portfolio managers of the Fund owned the following equity securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mitchell D. Eichen	Over $1,000,000
Glenn A. Myers	$100,001 - $500,000
John Longo	$10,001 - $50,000
Erman K Civelek	None

Codes of Ethics
The Fund, the Advisor, the Sub-Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Fund’s code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor provides a voice on behalf of shareholders of the Fund. The Advisor views the proxy voting process as an integral part of the relationship with the Fund. The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees. The Fund, through the Portfolio Managers or Sub-Advisor, will conduct a thorough review of and analysis of the underlying company’s proxy statements and vote proxies in accordance with the Fund’s Proxy Voting Policies and Procedures (“Policies and Procedures”), as summarized below. The Fund also has a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Portfolio Managers or Sub-Advisor. The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

Policies and Procedures
The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company’s board of directors. Accordingly, the Fund believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where the Portfolio Managers reasonably believes that it is not in the best interest of the Fund or a particular company. It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Portfolio Managers, or Sub-Advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

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Certain of the Fund’s proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

●	vote AGAINST proposals to require supermajority shareholder vote,
●	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
●	vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Fund’s Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Portfolio Managers will make a decision on a case-by-case basis in these situations.

Conflicts of Interest
Occasionally, the Advisor, or the Sub-Advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships. In most cases, to the extent that there is little or no discretion to deviate from the Fund’s Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines. In other situations, the Portfolio Managers or Sub-Advisor may defer to the voting recommendation of either the Fund’s Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-877-569-2882 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-877-569-2882 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund’s shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Hatteras Capital Distributors, LLC is an affiliate of the Advisor. Quasar Distributors, LLC (“Quasar”) serves as the Fund’s sub-distributor pursuant to a sub-distribution agreement with the Fund and the Distributor.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

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For the fiscal year ended December 31, 2014, the Distributor was paid the following amounts by the Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Hatteras Capital Distributors, LLC	$0	$0	$0	$0

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Advisor and the Sub-Advisor. The Advisor and the Sub-Advisor are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor or Sub-Advisor will take the following into consideration:

●	the best net price available;
●	the reliability, integrity and financial condition of the broker or dealer;
●	the size of and difficulty in executing the order; and
●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Advisor or Sub-Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Sub-Advisor have investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal year ended December 31, 2014, the Fund paid the following in brokerage commissions.

Disciplined Opportunity Fund	Fiscal Year Ended December 31, 2014
$36,146

The SEC requires the Trust to provide certain information if the Fund held securities of its regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. As of the fiscal year ended December 31, 2014, the Fund did not own securities of its regular brokers or dealers.

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PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of the Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end will also be available on the Fund’s website at www.hatterasfunds.com within sixty days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least sixty days, as described above. The disclosure is made with the authorization of either the Trust’s Chief Compliance Officer or his designee. In addition, the Trust’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Additionally, and to ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of the Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Chief Compliance Officer or a designated officer of the Trust when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Trust’s shareholders and the service providers. Rating and ranking organizations, the Fund’s service providers and pension plan sponsors and/or their consultants are subject to these restrictions. Holdings information will be sent to Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

In addition, the Fund’s service providers, such as the custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or Sub-Advisor, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor. The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period

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Portfolio turnover for the Fund during the fiscal year ended December 31, 2014 is shown in the table below.

Portfolio Turnover
Fiscal Year Ended December 31, 2014
Disciplined Opportunity Fund	29%

FUND ADMINISTRATION

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to the Fund Administration Servicing Agreement with the Trust on behalf of the Fund. As such, USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund. Fees paid by the Fund for administrative services for the fiscal year ended December 31, 2014 are shown below.

Administration Fees Paid
Fiscal Year Ended December 31, 2014
Disciplined Opportunity Fund	$28,764

FUND ACCOUNTING AND TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Trust on behalf of the Fund. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accountant fee from the Fund, which will be billed on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee, which will be billed on a monthly basis.

CUSTODIAN

The Custodian for the Fund is U.S. Bank N.A., located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. As Custodian, U.S. Bank N.A. holds all of the securities and cash owned by the Fund.

DISTRIBUTION PLAN

The Trust, on behalf of the Disciplined Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares of the Fund pay to the Distributor or certain other third parties distribution fees as described in the prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Fund and for other purposes.

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The Trust’s Board of Trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board of Trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Advisor, in promoting the continuous sale of the Fund’s shares. The Board of Trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Board of Trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the initial shareholder of the Fund. The Plan must be reviewed annually and may be continued from year to year by vote of the Board of Trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Advisor, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected series of the Trust, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

The Advisor is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

The maximum amount of fees payable under the Plan during any year with respect to Class A shares of the Disciplined Fund is 0.25% of the average daily net assets of the Fund.

For the Fund’s Class A shares, the following Plan expenses were incurred during the fiscal year ended December 31, 2014:

	Advertising/ Marketing	Printing/ Postage	Payment to distributor	Payment to dealers	Compensation to sales personnel	Other	Total
Class A	$0	$0	$0	$0	$0	$0	$0

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price
The net asset value (“NAV”) per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund, less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;

(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time); on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

FLEX Options are valued by an independent third party pricing service, which uses an equity option valuation model.  The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index,  the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Fund’s Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

Purchase of Shares
Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any applicable sales charge, computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

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Redemption of Shares
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund’s investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Institutional Class Shares
Institutional Class shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s Distributor or for investment plans such as “wrap accounts” which have entered into an agreement with the Fund’s Distributor. For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Sales Charges and Dealer Reallowance
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. In addition, Class A share purchases of $1 million and more may be subject to a contingent deferred sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

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Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge. You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

●	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

●
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. The Transfer Agent will hold in escrow shares equal to approximately 4.75% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $50,000 to invest in the Fund, but intends to invest an additional $5,000 per month for the next 13 months for a total of $115,000. Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 3.75% rather than 4.75%. If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

●
Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase. For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.75% front-end load. The investor intends to open a second account and purchase $50,000 of the Fund. Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.75% (rather than the 4.75% for a single transaction amount).

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Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge. (Your primary household group consists of you, your spouse and children under age 21 living at home.) Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

●	Individual or joint accounts held in your name;

●	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

●	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

The following accounts are not eligible to be included in determining ROA eligibility;

●	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

●	Current and retired employees, directors/trustees and officers of:
○	The Trust;
○	The Advisor and its affiliates; and
○	Family members (spouse domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
●	Any trust pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
●	Current employees of:
○	The Transfer Agent;
○	Broker-dealers, (including their affiliates) who act as selling agents for the Fund/Trust; and
○	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Contingent Deferred Sales Charge
A contingent deferred sales charge may be imposed upon redemption of Class A shares, as discussed in detail above under “Sales Charges and Dealer Reallowances”.

TAX STATUS

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

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The Fund intends to distribute all of its investment company taxable income and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain may be made after December 31, the end of each fiscal year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash. Investment company taxable income is generally made up of dividends, interest, net gains from foreign currency transactions, net short-term capital gains, and other investment income, but excluding net capital gain, less expenses. Net capital gain for a fiscal year is computed as the excess, if any, of net long-term capital gains over net short-term capital losses, and by taking into account any capital loss carryover of the Fund.

The Fund may elect to defer certain losses for tax purposes. As of December 31, 2014, the Fund did not have any capital loss carryforwards and had not deferred any losses.

To be treated as a regulated investment company under Subchapter M of the code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, income from qualified publicly traded partnerships or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code with respect to an investment in a regulated investment company if they have not funded such investment with borrowed funds.

Distributions of investment company taxable income are taxable to shareholders as ordinary income or, under current law, as qualified dividend income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

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Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to the reporting requirements described below.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder and may have to provide additional information to the Fund under the Foreign Account Tax Compliance Act or be subject to withholding tax.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Cohen Fund Audit Services, Ltd. (the “Auditor” or “Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 as its independent registered public accounting firm.

LEGAL COUNSEL

Drinker Biddle & Reath LLP (“Drinker”), One Logan Square, Suite 2000, Philadelphia, PA 19103 is counsel to the Fund and provides counsel on legal matters relating to the Fund.

Cipperman & Company LLC (“Cipperman”), 500 E. Swedesford Road, Suite 104, Wayne, PA 19087 is counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The annual report for the Disciplined Fund for the fiscal year ended December 31, 2014 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. No other parts of the annual report are incorporated by reference herein. The financial statements included in the annual report have been audited by Cohen, the Fund’s independent registered public accounting firm, whose report thereon also appears in the annual report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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HCIM TRUST

PART C
OTHER INFORMATION

Item 28.  EXHIBITS.

(a)	Articles of Incorporation

(i)	Agreement and Declaration of Trust dated May 13, 2013 was previously filed with the Registration Statement on Form N-1A on July 18, 2013 and is incorporated herein by reference.

(ii)	Certificate of Trust dated May 13, 2013 was previously filed with the Registration Statement on Form N-1A on July 18, 2013 and is incorporated herein by reference.

(b)	By-Laws dated May 10, 2013 were previously filed with the Registration Statement on Form N-1A on July 18, 2013 and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to the Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Agreements

(i)	Investment Advisory Agreement dated July 1, 2014 was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(ii)	Investment Sub-Advisory Agreement dated July 1, 2014 was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(e)	Distribution Agreements

(i)	Distribution Agreement dated July 1, 2014 was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(ii)	Sub-Distribution Agreement dated July 1, 2014 was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – Not applicable.

(g)	Custodian Agreement dated September 6, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Transfer Agent Servicing Agreement dated September 6, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(ii)	Fund Administration Servicing Agreement dated September 6, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(iii)	Fund Accounting Services Agreement dated September 6, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(iv)	Powers of Attorney dated October 15, 2013 were previously filed with the Registration Statement on Form N-1A on February 24, 2015 and are incorporated herein by reference.

(v)	Powers of Attorney dated January 27, 2015 were previously filed with the Registration Statement on Form N-1A on February 24, 2015 and are incorporated herein by reference.

(vi)	Expense Limitation and Reimbursement Agreement dated December 31, 2014 was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(i)
Legal Opinion and Consent with respect to Class A shares and Institutional Class shares of the Hatteras Disciplined Opportunity Fund dated October 16, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(j)	(1) Consent of Independent Registered Public Accounting Firm – filed herewith.

(j)   (2) Consent of Drinker Biddle & Reath LLP – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Initial Capital Agreement – not applicable.

(m)	Rule 12b-1 Plan dated April 1, 2014 was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on April 30, 2014 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan dated August 21, 2013 was previously filed with the Registration Statement on Form N-1A on November 4, 2013 and is incorporated herein by reference.

(o)	Reserved.

(p)	Code of Ethics

(i)
Joint Code of Ethics of Hatteras Alternative Mutual Funds Trust, Underlying Funds Trust, HCIM Trust, Hatteras Capital Distributors, LLC and Hatteras Funds, LLC was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

(ii)	Code of Ethics for Acertus Capital Management, LLC was previously filed with the Registration Statement on Form N-1A on February 24, 2015 and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Section 3817 of Title 12 of the Delaware Code authorizes a statutory trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and instruments, if any, as are set forth in the governing instrument of the statutory trust.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

The Trust’s various agreements with its service providers provide for indemnification.

Item 31.  Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79326) dated March 31, 2015. With respect to the Sub-Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72500) dated March 31, 2015. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)	Hatteras Capital Distributors, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following investment companies:

Hatteras Core Alternatives 3c1 Fund, LP	Hatteras Global Private Equity Partners Institutional, LLC
Hatteras Core Alternatives Offshore Fund, Ltd.	Hatteras GPEP Fund, L.P.
Hatteras Core Alternatives Fund, L.P.	Hatteras GPEP Fund II, LLC
Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Late Stage VC Fund I, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras VC Co-Investment Fund II, LLC
Hatteras Core Alternatives TEI Institutional Fund, L.P.	Hatteras Alternative Mutual Funds Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Hatteras Capital Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Hatteras Capital Distributors, LLC	Positions and Offices with Registrant
David B. Perkins	Chief Executive Officer	Trustee and President
Robert L. Worthington	President	None
J. Michael Fields	Chief Operating Officer	Secretary
R. Lance Baker	Chief Financial Officer	Treasurer
Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer

(c)           Not Applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Advisor	Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Registrant’s Investment Sub-Advisor	Acertus Capital Management, LLC 465 South Street, Suite 304 Morristown, NJ 07960
Registrant’s Distributor	Hatteras Capital Distributors, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Raleigh and the State of North Carolina, on April 29, 2015.

HCIM Trust

By: /s/ David B. Perkins
       David B. Perkins
       President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 5 to the Registrants’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph E. Breslin*	Independent Trustee and Chairman	April 29, 2015
Joseph E. Breslin

/s/ H. Alexander Holmes*	Independent Trustee	April 29, 2015
H. Alexander Holmes

/s/ Thomas Mann*	Independent Trustee	April 29, 2015
Thomas Mann

/s/ Steve E. Moss*	Independent Trustee	April 29, 2015
Steve E. Moss

/s/ Gregory S. Sellers*	Independent Trustee	April 29, 2015
Gregory S. Sellers

/s/ Joseph Velk*	Independent Trustee	April 29, 2015
Joseph Velk

/s/ David B. Perkins	Interested Trustee, President and Chief Executive Officer	April 29, 2015
David B. Perkins

/s/ Peter M. Budko*	Interested Trustee	April 29, 2015
Peter M. Budko

/s/ Robert Lance Baker	Treasurer and Chief Financial Officer
Robert Lance Baker		April 29, 2015

*By: /s/ J. Michael Fields J. Michael Fields, Secretary	Attorney-in-Fact pursuant to Powers of Attorney	April 29, 2015

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	j(1)
Consent of Drinker Biddle & Reath LLP	j(2)